UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 13, 2026

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(515) 978-3735

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2026, DHI Group, Inc. (the “Company”) entered into a First Amendment to the Section 382 Rights Agreement (the “First Amendment”), which amends the Section 382 Rights Agreement, dated as of January 28, 2025 (the “Section 382 Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent.

The First Amendment makes clarifying changes relating to the definition of “Beneficial Owner”, “Beneficially Own” and “Beneficial Ownership” contained in the Rights Agreement, and provides that requests for exemption under the Section 382 Rights Agreement will be granted if and to the extent that, and for so long as, ownership of the securities that are the subject of the proposed acquisition that is subject to such exemption request would not be attributable to the requesting person or group under Section 382 of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the full text of the Section 382 Rights Agreement, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 28, 2025 and is incorporated herein by reference, and the First Amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

Not applicable.

(b)Pro Forma Financial Information.

Not applicable.

(c)Shell Company Transactions.

Not applicable.

(a)	Exhibits.

EXHIBIT NO.	DESCRIPTION
4.1	First Amendment to Preferred Stock Rights Agreement, dated as of November 13, 2026, between DHI Group, Inc. and Computershare Trust Company, N.A., as rights agent.
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	November 13, 2026	By: /s/ Greg Schippers
Name: Greg Schippers
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX
4.1	First Amendment to Preferred Stock Rights Agreement, dated as of November 13, 2026, between DHI Group, Inc. and Computershare Trust Company, N.A., as rights agent.
104	Cover Page Interactive Data File (embedded within the inline XBRL)